                                                                    Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ JOHN N. MOLBECK, JR.
                                             ----------------------------------
                                             John N. Molbeck, Jr.

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ JAMES M. BERRY
                                             ----------------------------------
                                             James M. Berry

                                                                    Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ FRANK J. BRAMANTI
                                             ----------------------------------
                                             Frank J. Bramanti

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ MARVIN P. BUSH
                                             ----------------------------------
                                             Marvin P. Bush

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ PATRICK B. COLLINS
                                             ----------------------------------
                                             Patrick B. Collins

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

October 27, 1999                             /s/ JAMES R. CRANE
                                             ----------------------------------
                                             James R. Crane

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ J. ROBERT DICKERSON
                                             ----------------------------------
                                             J. Robert Dickerson

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ EDWARD H. ELLIS, JR.
                                             ----------------------------------
                                             Edward H. Ellis, Jr.

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ EDWIN H. FRANK, III
                                             ----------------------------------
                                             Edwin H. Frank, III

                                                                    Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ ALLAN W. FULKERSON
                                             ----------------------------------
                                             Allan W. Fulkerson

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



October 27, 1999                             /s/ WALTER J. LACK
                                             ----------------------------------
                                             Walter J. Lack

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ STEPHEN J. LOCKWOOD
                                             ----------------------------------
                                             Stephen J. Lockwood

                                                                    Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JOHN N. MOLBECK, JR., FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the J.E. Stone & Associates, Inc. Employee Savings and Profit Sharing Plan, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


October 27, 1999                             /s/ STEPHEN L. WAY
                                             ----------------------------------
                                             Stephen L. Way